SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2003

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25995	97-4700410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Cambridge Center, 7th Floor, Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 715-0200

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

     This Current Report on Form 8-K is filed by Nextera Enterprises, Inc., a Delaware corporation (“Nextera” or the “Company”), in connection with the matters described herein.

Item 5. Other Events and Required FD Disclosure.

     On July 17, 2003, Nextera entered into a Second Amendment to Second Amended and Restated Credit Agreement and an Amended and Restated Junior Participation Agreement, and amended its Amended and Restated Stock Purchase Warrants Nos. 6 through 9. Copies of each are filed herewith as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	EXHIBITS. The following exhibits are filed herewith:

4.1	Second Amended and Restated Stock Purchase Warrant dated as of July 17, 2003 by and between Nextera Enterprises, Inc. and Fleet National Bank.

4.2	Second Amended and Restated Stock Purchase Warrant dated as of July 17, 2003 by and between Nextera Enterprises, Inc. and Bank of America, N.A.

4.3	Second Amended and Restated Stock Purchase Warrant dated as of July 17, 2003 by and between Nextera Enterprises, Inc. and Fleet National Bank.

4.4	Second Amended and Restated Stock Purchase Warrant dated as of July 17, 2003 by and between Nextera Enterprises, Inc. and Bank of America, N.A.

10.1	Second Amendment to Second Amended and Restated Credit Agreement dated as of July 17, 2003 by and among Nextera Enterprises, Inc., Bank of America, N.A., Fleet National Bank and the entities listed on the signature pages thereto.

10.2	Amended and Restated Junior Credit Participation Agreement dated as of July 17, 2003, by and among Fleet National Bank, Bank of America, N.A., Knowledge Universe, Inc. and Nextera Enterprises, Inc.

99.1	Press Release dated July 31, 2003 (this exhibit is being furnished pursuant to Item 12 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing)

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Item 12. Results of Operations and Financial Condition.

     On July 31, 2003, Nextera Enterprises, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The attached exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”). The information in Item 12 of the Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall the foregoing be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003	NEXTERA ENTERPRISES, INC.

	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney Chief Financial Officer & Chief Operating Officer

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